Prepaid expenses and other current assets	12 Months Ended
Dec. 31, 2022
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Prepaid expenses and other current assets

6. Prepaid expenses and other current assets

Prepaid expenses and other current assets consist of the following:

	At December 31,
	2022	2021
	(in Euros)
Value Added Tax (VAT)	€912,423	€820,780
Research and development tax credit	650,000	600,000
Advances to suppliers	41,149	58,009
Other current assets	219,400	21,987
Other prepaids	103,540	18,247
Total	€1,926,512	€1,519,023

Value Added Tax (VAT) receivables are linked to purchases. Italian VAT (Imposta sul Valore Aggiunto) applies to the supply of goods and services carried out in Italy by entrepreneurs, professionals, or artists and on imports carried out by anyone. Intra-Community acquisitions are also subject to VAT under certain situations. The Italian standard VAT rate for 2022 and 2021 was 22%. Reduced rates are provided for specifically listed supplies of goods and services. It is carried forward indefinitely and does not expire. The Company reclassified to other non-current assets a portion of the receivable which is expected to be realized beyond 12 months.

Tax credits on research and development represent a special tax relief offered to Italian companies operating in the research and development sector and can be used to offset most taxes payable. The Company has a total research and development tax credit available to be used of approximately €4.4 million at December 31, 2022, and approximately €4.1 million at December 31, 2021, which can be carried forward indefinitely and does not expire. However, given the start-up status of the Company, and the fact that it will not be profitable in the foreseeable future (which limits the utilization of the credit), the Company recognized a receivable balance that represents the Company’s best estimate of the amount of tax credit that can be used in offsetting taxes payable for 2023 and 2024.

During the 12 months period ended December 31, 2022, the Company utilized approximately €600,000 to offset certain social contributions and taxes payable, while during the financial year 2021, the Company utilized approximately €540,000. The benefit recorded for the 12 months ended December 31, 2022 and 2021, to offset research and development expenses was approximately €698,000 and €1,177,000, respectively. The Company reclassified to other non-current assets a portion of the receivable, which is expected to be realized beyond 12 months (see Note 8).

The amount of €41,149 mainly relates to advance payment to suppliers for legal services of approximately €8,000 and other advance payments for R&D operating services of approximately €32,000.

Other current assets mainly relate to the allowance for corporate equity (“ACE”) of approximately €180,000 and the quota of accruing financial interest income on time deposit of approximately €38,000.

Other prepaids mainly include expenses for various services, already financially incurred but attributable to the following year.